UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2025
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dell Way
Round Rock,	Texas	78682
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On September 8, 2025, Dell Technologies Inc. (the “Company”) filed a Current Report on Form 8-K that reported that David Kennedy, who previously served as the Company’s Senior Vice President, Global Business Operations, Finance, was appointed as the Company’s interim Chief Financial Officer, effective as of September 9, 2025. On October 2, 2025, the Company filed an amendment to the Current Report on Form 8-K that reported the grant to Mr. Kennedy of an equity award in the form of 10,580 time-based restricted stock units (“RSUs”) that settle in the Company’s Class C common stock.

On November 23, 2025, the Company’s Board of Directors (the “Board”) approved the appointment of Mr. Kennedy as the Company’s Chief Financial Officer on a permanent basis, effective November 24, 2025 (the “Effective Date”). In connection with this appointment, the Company’s Compensation Committee approved an annual base salary for Mr. Kennedy of $760,000 and a target cash incentive payment equal to 100% of his base salary, pro-rated for the fiscal year ending January 30, 2026, each effective as of the Effective Date. In addition, the Company’s Compensation Committee approved a grant of time-based RSUs valued at $3,000,000 that will vest in equal annual installments beginning on the first anniversary of the Effective Date. The RSUs are subject to Mr. Kennedy’s continued service through each applicable vesting date and the other terms and conditions of the Dell Technologies Inc. 2023 Stock Incentive Plan and the Company’s standard form of Restricted Stock Unit Agreement.

Mr. Kennedy will continue to be eligible to participate in severance, retirement, welfare and benefit plans and programs generally available to other employees of the Company. Mr. Kennedy has also entered into the Company’s standard indemnification agreement applicable to certain of its executive officers and the Company’s Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement, which provides for severance payments under limited circumstances, subject to certain non-competition and non-solicitation obligations. The Dell Technologies Inc. 2023 Stock Incentive Plan, and the Form of Restricted Stock Unit Agreement, Form of Indemnification Agreement and Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement are each filed as exhibits to the Company’s Annual Report filed on Form 10-K for the fiscal year ended January 31, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2025	Dell Technologies Inc.
	By:	/s/ Christopher A. Garcia
Christopher A. Garcia Senior Vice President and Assistant Secretary
(Duly Authorized Officer)
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